UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6623

Nuveen California Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
March 31, 2012

Nuveen Select Tax-Free Income Portfolio
NXP

Nuveen Select Tax-Free Income Portfolio 2
NXQ

Nuveen Select Tax-Free Income Portfolio 3
NXR

Nuveen California Select Tax-Free Income Portfolio
NXC

Nuveen New York Select Tax-Free Income Portfolio
NXN

12 March

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	12

Dividend and Share Price Information	13

Performance Overviews	15

Report of Independent Registered Public Accounting Firm	20

Portfolios of Investments	21

Statement of Assets and Liabilities	52

Statement of Operations	53

Statement of Changes in Net Assets	54

Financial Highlights	56

Notes to Financial Statements	62

Board Member & Officers	70

Reinvest Automatically, Easily and Conveniently	75

Glossary of Terms Used in this Report	77

Additional Fund Information	83

Chairman’s
Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the U.S. and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the U.S., strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer with little progress being made to deal with them.

During the last year, investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
May 18, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

Portfolio managers Tom Spalding and Scott Romans examine economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios. With 36 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen in 2000, has managed NXC since 2003 and NXN since January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended March 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained moderate. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its April 2012 meeting (after the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.2%, marking eleven consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.7% year-over-year as of March 2012, while the core CPI (which excludes food and energy) increased 2.3% during the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment stood at 8.2% in March 2012, the lowest level since January 2009, down from 8.9% in March 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended February 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 3.5%, as housing prices hit their lowest levels since October 2002. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied over this period, amid strong demand and yields that continued to be relatively low. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance was due in part to the continuing impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended March 31, 2012, municipal bond issuance nationwide totaled $326.3 billion, a decrease of 14% compared with issuance during the twelvemonth period ended March 31, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

How were economic and market conditions in California and New York during this period?

California’s diverse economy has shown signs of gaining momentum, with job growth rebounding as increased demand for internet-based services and mobile device applications led to strengthening of the technology and other service sectors. This, in turn, produced improvement in the state’s jobless rate. As of March 2012, California’s unemployment rate was 11.0%, down from 11.9% in March 2011. However, housing,

6	Nuveen Investments

the primary driver of the state’s most recent economic decline, remained a drag on the California economy, as foreclosures continued to put downward pressure on prices. According to the S&P/Case-Shiller Index, housing prices in San Diego, San Francisco and Los Angeles fell 3.9%, 4.1%, and 5.2%, respectively, over the twelve months ended February 2012 (most recent data available at the time this report was prepared). These rates compared with an average decline of 3.5% nationally for the same period. Statewide, home prices in California have lost almost 60% of their value since the peak in 2006. Overall, budget problems posed the largest threat to the state’s economic outlook over the near term, as California continued to be burdened by persistent deficits and spending that outweighed the state’s ability to generate revenues. In June 2011, the Budget Act of 2011 closed a projected two-year gap of $26.6 billion through the remainder of fiscal 2011 and 2012. However, the $120.1 billion act remained structurally unbalanced, relying on revenue assumptions that, if not met, would trigger additional expenditure cuts. When those revenue assumptions were not realized, the state implemented almost $1 billion in trigger cuts effective January 1, 2012, mainly affecting state universities, community colleges, and human services. The $137.3 billion budget proposal for fiscal 2013 closes an estimated $9.2 billion gap and assumes additional revenues generated by a voter-approved, five-year temporary tax increase. The budget also calls for spending reductions mainly in the areas of welfare and child care for the poor. As of March 2012, California maintained credit ratings on its general obligation (GO) debt of A1, A- and A- from Moody’s Investors Service (Moody’s), S&P and Fitch, respectively. For the twelve months ended March 31, 2012, municipal issuance in California totaled $42.8 billion, a decrease of 14% from the previous twelve months. California was the largest state issuer in the nation for this period, representing approximately 13% of total issuance nationwide.

By some measures, the New York economy’s recovery from recession appears to have regained momentum following a brief slowdown during the summer of 2011. Job growth in the state accelerated over the past twelve months, led by professional and business services, education and health, leisure and hospitality and wholesale and retail trade, which together accounted for more than 55% of the jobs in New York. As of March 2012, unemployment in New York was 8.5%, up from 8.0% in March 2011 but still below the recent high of 8.9% in January 2010. The recent increase in the state’s jobless rate has been attributed to the entry of additional job-seekers into the market as more new jobs were created as well as to layoffs in the financial services and manufacturing sectors. Concerns about the impact of the European debt crisis on New York’s tourism, trade and financial services industries continued to temper the outlook for the state’s economic growth. The decline in housing also continued to weigh on the New York economy. Over the twelve months ended February 2012 (most recent data available at the time this report was prepared), the average home price in the New York City area fell 3.0%, compared with a 3.5% drop nationally, according to the S&P/Case-Shiller

Nuveen Investments	7

Index. This brought New York City home values to their lowest level since the 2006 peak. In general, New York’s budget picture improved over the past twelve months. The state’s fiscal 2012 budget included a 1% cut in spending from fiscal 2011, but no new borrowing. Revenues were increased through a tax hike passed in December 2011, which raised the state’s top tax rate for high-income earners (annual incomes of more than $2 million) to 8.82% from 6.85%, and expenditures have been more tightly controlled. The recently enacted $132.5 billion budget for fiscal 2013 holds spending to fiscal 2012 levels. As of March 31, 2012, Moody’s and S&P rated New York GO debt at Aa2 and AA, respectively. For the twelve months ended March 31, 2012, municipal issuance in New York totaled $41.0 billion, up 4% from the previous twelve months. This ranked New York second among state issuers, behind California.

What key strategies were used to manage the Nuveen Select Portfolios during this reporting period?

As previously discussed, municipal bond prices generally rallied during this period, and yields remained relatively low. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Portfolios fully invested.

During this period, the national Portfolios found value in various areas of the market, including the health care and transportation (specifically airports and tollroads) sectors as well as tobacco credits and zero coupon bonds. Overall, our focus was on purchasing discount and lower coupon bonds and lower to intermediate investment grade quality credits, generally rated A and BBB, that we believed were undervalued.

NXC took advantage of attractive opportunities to add new BBB holdings as well as California state GO bonds when they came to market in the fall of 2011. Based on recent tobacco consumption data, NXC also swapped some of its higher dollar-priced tobacco holdings for tobacco bonds with better downside profiles in terms of credit outlook. These relative value swaps also benefited NXC by maintaining yields and recognizing losses for tax purposes.

In addition, NXC continued to actively add exposure to redevelopment agency (RDA) bonds, used to fund programs to improve economically depressed areas in California. In June 2011, two state bills amending the law that created RDAs were approved as part of cost-saving measures to close gaps in the California state budget. Assembly Bill (AB) 26 provided for the dissolution of all RDAs, while AB 27 would allow municipalities to keep their RDAs by committing to substantial community payments to the state. A lawsuit challenging the constitutionality of both bills was filed by an RDA lobbying group in July 2011. In late December 2011, the California Supreme Court ruled that AB 26 was consti-

8	Nuveen Investments

tutional and ordered the dissolution of all 400 RDAs in the state by February 1, 2012, creating successor agencies and oversight boards to manage obligations (e.g., contracts, bonds, leases) that were in place prior to the dissolution and take title to the RDAs’ housing and other assets. However, the court struck down AB 27, concluding that the required community payments were not voluntary and therefore violated the state constitution. During this period, the uncertainty surrounding the fate of the state’s RDAs caused spreads on RDA bonds to widen substantially and prompted RDAs to issue their remaining capacity of bonds. This resulted in heavy issuance of RDA bonds that came to market at attractive prices with higher coupons and very attractive structures, including 10-year call provisions. Consequently, we were able to add some bonds to NXC’s portfolio, purchasing new RDA bonds in the primary market during the first part of this period and buying additional RDA bonds, some of which were insured credits issued prior to 2008, in the secondary market during the last part of this period.

During this period, NXN added tax increment financing bonds. In addition, this Portfolio carried out some health care credit swapping; that is, based on our fundamental credit view, NXN sold health care positions that we thought were overvalued and purchased bonds in the same sector that we believed were undervalued. On the whole, purchase activity in NXN was relatively light due to the low yield environment and the difficulty of finding appropriate tax-exempt bonds in the New York market.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds. A sizeable number of bond calls and refundings provided a meaningful source of liquidity, which drove much of our activity as we worked to redeploy the proceeds to keep the Portfolios fully invested. In the three national Portfolios, 80% to 90% of these calls involved escrowed/pre-refunded bonds. For cash management purposes, the national Portfolios also made a few trades at the end of 2011 aimed at increasing duration, in which they sold credits with very short durations and purchased longer maturity bonds. In NXC, we took advantage of strong bids for lower-rated credits to pare our position in bonds rated BBB that we judged to be good sales candidates due to their less protective security provisions, which in the current economic environment, made them more sensitive to credit stress. Apart from these sales, selling was relatively minimal during this period, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of March 31, 2012, all of these Portfolios continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

Nuveen Investments	9

How did the Portfolios perform during the twelve-month period ended March 31, 2012?

Individual results for the Portfolios, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 3/31/12

	1-Year	5-Year	10-Year
National Portfolios
NXP	12.72%	4.87%	5.25%
NXQ	12.97%	3.92%	4.68%
NXR	12.23%	4.81%	5.09%

Standard & Poor’s (S&P) National Municipal Bond Index*	12.56%	5.11%	5.49%
Lipper General and Insured Unleveraged Municipal Debt Funds
Classification Average*	13.68%	4.36%	4.89%

California Portfolio
NXC	17.64%	5.34%	5.46%

Standard & Poor’s (S&P) California Municipal Bond Index*	14.66%	5.10%	5.55%
Lipper California Municipal Debt Funds Classification Average*	26.67%	4.73%	6.52%

New York Portfolio
NXN	11.25%	4.98%	5.14%

Standard & Poor’s (S&P) New York Municipal Bond Index*	11.22%	5.17%	5.44%
Lipper New York Municipal Debt Funds Classification Average*	18.78%	4.94%	6.34%

For the twelve months ended March 31, 2012, the total returns on net asset value (NAV) for NXP and NXQ outperformed the return for the Standard & Poor’s (S&P) National Municipal Bond Index, while NXR trailed this index. NXC and NXN exceeded the returns for the Standard & Poor’s (S&P) California Municipal Bond Index and the Standard & Poor’s (S&P) New York Municipal Bond Index, respectively. All of the Portfolios underperformed the average returns for their respective Lipper Municipal Debt Funds Classification Average.

Key management factors that influenced the Portfolios’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Both NXP and NXC, which had the longest durations among these five Portfolios, benefited from having durations that exceeded that of the market as a whole. However, in NXC, this was partially offset by the Portfolio’s yield curve positioning, with a slight underweight in the outperforming long end of the yield curve and a small overweight in the shorter range of the curve that underperformed. NXQ, NXR and NXN all

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Portfolio distributions or upon the sale of Portfolio shares.

For additional information, see the Performance Overview page for your Portfolio in this report.

*	Refer to Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

had durations shorter than their benchmarks, which detracted from their performance, although this was counteracted to some degree by a positive contribution from yield curve positioning in NXQ and NXR.

Credit exposure also played a role in performance during these twelve months, as lower-rated bonds, especially those rated BBB, generally outperformed higher-quality bonds, with issues rated AAA posting the weakest returns. The outperformance of the lower-quality sector was due in part to the greater demand for lower-rated bonds as investors looked for investment vehicles offering higher yields. All of these Portfolios had good exposure to bonds rated BBB, with NXQ, NXC and NXN benefiting from significant overweightings in this credit sector. The performance of NXC and NXN was also helped by underweightings in bonds rated AAA and AA, respectively. Among the three national Portfolios, NXN held the most AAA rated bonds, which hampered its performance.

Holdings and sectors that generally made positive contributions to the Portfolios’ returns during this period included zero coupon bonds, health care, industrial development revenue (IDR), transportation and special tax credits. Lease-backed and education bonds also outpaced the general municipal market for the period. Tobacco bonds backed by the 1998 master settlement agreement were also one of the top performing sectors, as these bonds benefited from several developments in the market, including increased demand for higher-yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales have fallen less steeply than anticipated, the 46 states participating in the agreement, including California and New York, stand to receive increased payments from the tobacco companies.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperfor-mance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of March 31, 2012, all three of the national Portfolios, especially NXP, were overweighted in pre-refunded bonds, while NXN held the smallest allocation of pre-refunded credits. GO and other tax-supported bonds as well as credits issued by the water and sewer, electric utilities, housing and resource recovery sectors also generally lagged the performance of the general municipal market for this period. All of the Portfolios were underweighted to varying degrees in GO credits, which lessened the negative impact of these holdings. In the three national Portfolios, the underexposure to GOs was offset to a certain extent by an overweighting in sales tax and other dedicated tax bonds. NXC was particularly underweighted in California state GOs relative to the California market. This underweighting was due to the fact that California state GOs comprise such a large portion of the tax-supported sector in California that it is impossible to match the market weighting in our portfolios. Even though GOs nationally generally underperformed, GO bonds issued by local governments in California performed well and NXC’s overweight in this area of the market benefited its performance.

Nuveen Investments	11

Fund Leverage and
Other Information

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of effective leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

12	Nuveen Investments

Dividend and Share Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended March 31, 2012, NXN had two monthly dividend increases and NXR and NXC each had one monthly dividend increase. The dividend of NXP remained stable throughout the reporting period, while NXQ’s monthly dividend was reduced effective June 2011.

Due to normal portfolio activity, shareholders of the following Portfolios received capital gains and/or net ordinary income distributions in December 2011 as follows:

Fund	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NXP	—	$0.0036
NXR	$0.0430	$0.0046

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio’s past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio’s NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio’s NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2012, all of the Portfolios in this report had positive UNII balances for both tax and financial reporting purposes.

Nuveen Investments	13

SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of the Portfolios’ repurchase programs, the Portfolios have not repurchased any of their outstanding shares.

As of March 31, 2012, and during the twelve-month the share prices of the Portfolios were trading at (+)premiums and/or (-) discounts to their NAVs as shown in the accompanying table.

	3/31/12	Twelve-Month Average
Fund	(+) Premium/(-) Discount	(+) Premium/(-) Discount
NXP	(+)0.14%	(+)0.22%
NXQ	(-)1.87%	(-)2.21%
NXR	(-)0.62%	(-)0.97%
NXC	(-)1.79%	(-)5.57%
NXN	(-)3.36%	(-)3.79%

14	Nuveen Investments

NXP	Nuveen Select Tax-Free
Performance	Income Portfolio
OVERVIEW
as of March 31, 2012

Fund Snapshot
Share Price	$14.57
Net Asset Value (NAV)	$14.55
Premium/Discount to NAV	0.14%
Market Yield	4.90%
Taxable Equivalent Yield1	6.81%
Net Assets ($000)	$240,691

Leverage
Regulatory Leverage	N/A
Effective Leverage	1.35%

Average Annual Total Returns
(Inception 3/19/92)
	On Share Price	On NAV
1-Year	15.72%	12.72%
5-Year	4.74%	4.87%
10-Year	6.03%	5.25%

States3
(as a % of total investments)
Illinois		14.1%
California		12.3%
Texas		9.6%
New Jersey		7.0%
South Carolina		6.8%
Indiana		6.1%
Colorado		4.9%
Nevada		4.5%
Michigan		3.8%
Florida		3.1%
Puerto Rico		2.2%
New Mexico		2.2%
Oklahoma		2.2%
Alaska		2.0%
Washington		2.0%
Iowa		1.8%
Wisconsin		1.6%
Other		13.8%

Portfolio Composition3
(as a % of total investments)
Health Care		24.0%
U.S. Guaranteed		22.1%
Tax Obligation/Limited		17.4%
Transportation		9.9%
Tax Obligation/General		8.0%
Consumer Staples		6.7%
Other		11.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders a net ordinary income distribution in December 2011 of $0.0036 per share.
N/A	Not Applicable.

Nuveen Investments	15

NXQ	Nuveen Select Tax-Free
Performance	Income Portfolio 2
OVERVIEW
as of March 31, 2012

Fund Snapshot
Share Price	$13.63
Net Asset Value (NAV)	$13.89
Premium/Discount to NAV	-1.87%
Market Yield	4.62%
Taxable Equivalent Yield1	6.42%
Net Assets ($000)	$245,784

Leverage
Regulatory Leverage	N/A
Effective Leverage	2.31%

Average Annual Total Returns
(Inception 5/21/92)
	On Share Price	On NAV
1-Year	15.32%	12.97%
5-Year	4.37%	3.92%
10-Year	5.36%	4.68%

States3
(as a % of total investments)
Illinois		16.1%
California		14.0%
Texas		12.7%
Colorado		7.1%
South Carolina		4.7%
Michigan		4.5%
Indiana		4.0%
New Mexico		3.1%
Rhode Island		2.4%
Massachusetts		2.4%
Florida		2.4%
Arizona		2.4%
Ohio		2.2%
Louisiana		2.2%
New Jersey		1.9%
Puerto Rico		1.8%
Oklahoma		1.7%
Other		14.4%

Portfolio Composition3
(as a % of total investments)
Health Care		24.7%
U.S. Guaranteed		15.0%
Tax Obligation/Limited		14.3%
Tax Obligation/General		11.1%
Transportation		9.2%
Consumer Staples		6.8%
Utilities		6.0%
Water and Sewer		5.0%
Other		7.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
N/A	Not Applicable.

16	Nuveen Investments

NXR	Nuveen Select Tax-Free
Performance	Income Portfolio 3
OVERVIEW
as of March 31, 2012

Fund Snapshot
Share Price	$14.34
Net Asset Value (NAV)	$14.43
Premium/Discount to NAV	-0.62%
Market Yield	4.60%
Taxable Equivalent Yield1	6.39%
Net Assets ($000)	$188,010

Leverage
Regulatory Leverage	N/A
Effective Leverage	0.56%

Average Annual Total Returns
(Inception 7/24/92)
	On Share Price	On NAV
1-Year	15.69%	12.23%
5-Year	5.36%	4.81%
10-Year	5.89%	5.09%

States3
(as a % of total investments)
California		19.9%
Illinois		18.3%
Texas		8.6%
Indiana		6.2%
Colorado		6.0%
South Carolina		3.2%
Nevada		3.1%
Ohio		2.9%
North Carolina		2.9%
New Mexico		2.8%
Michigan		2.6%
New Jersey		2.5%
Puerto Rico		2.4%
Pennsylvania		2.4%
Nebraska		2.0%
Other		14.2%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		21.0%
Health Care		21.0%
U.S. Guaranteed		18.0%
Utilities		10.3%
Tax Obligation/General		8.4%
Consumer Staples		7.3%
Transportation		5.2%
Other		8.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders a net ordinary income distribution and a long-term capital gains distribution in December 2011 of $0.0046 and $0.0430 per share, respectively.
N/A	Not Applicable.

Nuveen Investments	17

NXC	Nuveen California
Performance	Select Tax-Free
OVERVIEW	Income Portfolio
as of March 31, 2012

Fund Snapshot
Share Price	$14.80
Net Asset Value (NAV)	$15.07
Premium/Discount to NAV	-1.79%
Market Yield	4.62%
Taxable Equivalent Yield1	7.08%
Net Assets ($000)	$94,447

Leverage
Regulatory Leverage	N/A
Effective Leverage	1.60%

Average Annual Total Returns
(Inception 6/19/92)
	On Share Price	On NAV
1-Year	23.56%	17.64%
5-Year	5.92%	5.34%
10-Year	5.66%	5.46%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General		36.8%
Tax Obligation/Limited		20.6%
Health Care		12.7%
Utilities		6.6%
U.S. Guaranteed		6.4%
Education and Civic Organizations		5.1%
Other		11.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
N/A	Not Applicable.

18	Nuveen Investments

NXN	Nuveen New York
Performance	Select Tax-Free
OVERVIEW	Income Portfolio
as of March 31, 2012

Fund Snapshot
Share Price	$14.10
Net Asset Value (NAV)	$14.59
Premium/Discount to NAV	-3.36%
Market Yield	4.64%
Taxable Equivalent Yield1	6.90%
Net Assets ($000)	$57,170

Leverage
Regulatory Leverage	N/A
Effective Leverage	8.42%

Average Annual Total Returns
(Inception 6/19/92)
	On Share Price	On NAV
1-Year	13.05%	11.25%
5-Year	4.59%	4.98%
10-Year	5.30%	5.14%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		27.2%
Education and Civic Organizations		14.0%
Health Care		13.9%
Long-Term Care		8.0%
Tax Obligation/General		6.1%
Water and Sewer		6.0%
Housing/Multifamily		5.8%
U.S. Guaranteed		5.6%
Other		13.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
N/A	Not Applicable.

Nuveen Investments	19

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the “Funds”) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 25, 2012

20	Nuveen Investments

Nuveen Select Tax-Free Income Portfolio
NXP	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 1.9%
$2,475	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2003E, 5.250%, 12/01/23 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA (4)	$2,678,940
2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	BB–	1,980,570
5,150	Total Alaska			4,659,510
	Arizona – 1.4%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	No Opt. Call	A+	2,679,100
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB–	647,756
3,125	Total Arizona			3,326,856
	Arkansas – 0.5%
5,915	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	1,226,239
	California – 12.0%
2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	1,955,220
1,290	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured	No Opt. Call	AA–	441,232
3,325	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14 (Pre-refunded 5/01/12)	5/12 at 101.00	AA (4)	3,374,975
1,000	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	1,191,850
1,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2002B, 5.625%, 8/15/42	8/12 at 100.00	AA–	1,018,170
3,790	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/36 – AGM Insured	8/16 at 33.79	Aa1	980,170
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds, Series 2009A, 0.000%, 5/01/34 – AGM Insured	No Opt. Call	AA	798,843
2,085	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A2	933,058
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,225,630
2,350	Golden Valley Unified School District, Madera County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/29 – AGM Insured	8/17 at 56.07	AA–	919,884
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	1,590,447
365	Los Angeles, California, Parking System Revenue Bonds, Series 1999A, 5.250%, 5/01/29 – AMBAC Insured	5/12 at 100.00	AA–	366,172
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/23 – NPFG Insured	No Opt. Call	AA–	559,550
5,395	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/32 – NPFG Insured	8/17 at 46.57	Aa2	1,871,310
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	639,194
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A+	1,510,467

Nuveen Investments	21

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	$468,333
8,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/33	No Opt. Call	Aa2	2,639,600
2,930	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/27 – NPFG Insured	No Opt. Call	BBB	1,122,923
1,250	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	3/14 at 100.00	A2	1,323,000
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds, Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured	No Opt. Call	Aa3	897,763
975	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	663,371
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds, Series 2007, 0.000%, 10/01/30 – AMBAC Insured	No Opt. Call	AAA	456,113
55,370	Total California			28,947,275
	Colorado – 4.8%
1,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	1,041,990
3,660	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	3,887,981
3,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	3,226,860
500	Denver, Colorado, Airport System Revenue Refunding Bonds, Series 2003B, 5.000%, 11/15/33 – SYNCORA GTY Insured	11/13 at 100.00	A+	507,570
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	BBB	586,940
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006B, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	BBB	2,299,500
22,660	Total Colorado			11,550,841
	Florida – 3.0%
2,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.375%, 6/01/46	6/16 at 100.00	A–	2,023,560
5,050	Jacksonville Health Facilities Authority, Florida, Revenue Bonds, Ascension Health, Series 2002A, 5.250%, 11/15/32	11/12 at 101.00	AA+	5,148,170
7,050	Total Florida			7,171,730
	Georgia – 0.9%
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	2,118,120
	Illinois – 13.8%
2,465	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 1999A, 0.000%, 4/01/20 – NPFG Insured	No Opt. Call	A2	1,737,012
735	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	No Opt. Call	AA–	782,797
2,600	Chicago Heights, Illinois, General Obligation Corporate Purpose Bonds, Series 1993, 5.650%, 12/01/17 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	BBB (4)	2,624,154
195	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 – AGM Insured	11/13 at 100.00	Aa3	207,267
805	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	Aa3 (4)	867,444
600	Illinois Educational Facilities Authority, Student Housing Revenue Bonds, Educational Advancement Foundation Fund, University Center Project, Series 2002, 6.000%, 5/01/22 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	608,994

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.184%, 7/01/15 (IF)	No Opt. Call	Aa1	$1,157,531
4,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	4,465,000
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	1,100,800
2,100	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	2,117,808
2,950	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 6.000%, 7/01/17	7/12 at 100.00	AA+	2,983,424
2,275	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	A–	2,383,313
450	Illinois Health Facilities Authority, Revenue Refunding Bonds, Rockford Health System, Series 1997, 5.000%, 8/15/21 – AMBAC Insured	8/12 at 100.00	N/R	449,969
3,125	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – FGIC Insured	No Opt. Call	A3	2,747,531
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	AAA	741,922
810	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	334,595
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,345,150
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.000%, 6/15/21 – NPFG Insured	6/12 at 101.00	AAA	5,084,148
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,423,695
38,180	Total Illinois			33,162,554
	Indiana – 5.9%
1,000	Franklin Community Multi-School Building Corporation, Marion County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,103,590
1,260	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	1,376,122
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	1,025,250
9,855	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.125%, 7/01/21 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA+ (4)	9,977,397
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 – NPFG Insured	1/15 at 100.00	AA+	798,473
13,865	Total Indiana			14,280,832
	Iowa – 1.8%
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	781,380
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	3,554,160
5,000	Total Iowa			4,335,540
	Kansas – 0.5%
500	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006, 4.875%, 7/01/36	7/16 at 100.00	A2	508,215
750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A3	770,700
1,250	Total Kansas			1,278,915
	Kentucky – 1.1%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	AA–	2,654,375

Nuveen Investments	23

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 1.2%
$2,790	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/12 at 100.00	A–	$2,806,517
	Massachusetts – 1.1%
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28	7/18 at 100.00	A–	524,425
1,915	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	2,005,005
2,415	Total Massachusetts			2,529,430
	Michigan – 3.7%
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,680,375
2,450	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A	2,471,756
1,780	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004A, 4.500%, 7/01/25 – NPFG Insured	7/16 at 100.00	A2	1,802,232
2,655	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	2,681,789
245	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	253,497
8,630	Total Michigan			8,889,649
	Missouri – 1.0%
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
500	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA–	340,275
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	2,134,150
5,500	Total Missouri			2,474,425
	Nevada – 4.4%
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.147%, 1/01/18 (IF)	No Opt. Call	Aa3	1,074,660
2,500	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AA– (4)	2,647,950
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,060,310
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,634,835
1,515	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/21 – FGIC Insured	6/12 at 100.00	A3	1,520,560
2,555	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/21 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	A3 (4)	2,578,123
9,820	Total Nevada			10,516,438
	New Hampshire – 0.1%
325	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	5/12 at 100.00	Aa3	339,398
	New Jersey – 6.9%
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23	7/13 at 100.00	Ba2	2,503,950
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	11,062,448
1,010	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	1,019,444
2,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	1,906,525
41,010	Total New Jersey			16,492,367

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 2.1%
$1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	$1,003,130
4,000	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 4.625%, 7/01/25 – AGM Insured	7/14 at 100.00	AA–	4,121,880
5,000	Total New Mexico			5,125,010
	New York – 0.9%
1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25	2/14 at 100.00	AAA	1,035,030
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	No Opt. Call	A	536,050
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	589,932
2,030	Total New York			2,161,012
	North Carolina – 1.1%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,234,860
1,420	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/21	7/12 at 100.00	A–	1,423,550
2,420	Total North Carolina			2,658,410
	Ohio – 0.8%
1,670	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 6.000%, 6/01/42	6/17 at 100.00	BBB	1,296,054
880	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	B+	658,680
2,550	Total Ohio			1,954,734
	Oklahoma – 2.1%
1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	953,340
4,000	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.000%, 2/15/24	2/14 at 100.00	A	4,107,160
5,000	Total Oklahoma			5,060,500
	Pennsylvania – 0.9%
500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.250%, 7/15/24	7/13 at 100.00	A–	510,135
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 0.000%, 12/01/30	12/20 at 100.00	AA	891,650
700	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	767,305
2,200	Total Pennsylvania			2,169,090
	Puerto Rico – 2.2%
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,126,350
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
17,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	3,388,175
1,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Aa2	172,680
7,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	552,440
26,500	Total Puerto Rico			5,239,645
	Rhode Island – 0.5%
1,125	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	A3	1,122,604

Nuveen Investments	25

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 6.7%
$1,250	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20	12/14 at 100.00	AA–	$1,379,450
10,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	10,480,798
1,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	1,634,880
520	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	537,696
1,980	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	1,988,910
15,250	Total South Carolina			16,021,734
	Texas – 9.3%
5,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17) (Alternative Minimum Tax)	5/12 at 101.00	BBB	5,063,600
250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	273,458
500	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	BBB	489,320
360	Dallas-Fort Worth International Airport Public Facility Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001, 5.500%, 1/15/20 – AGM Insured	7/12 at 100.00	AA–	360,778
2,300	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	2,401,936
2,825	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BBB	855,156
3,805	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004-A3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BBB	809,400
3,765	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	BBB	716,404
1,780	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2007, 0.000%, 8/15/37	8/16 at 35.23	AAA	523,516
2,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	1,957,840
4,500	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A	4,626,405
240	San Antonio, Texas, Water System Revenue Refunding Bonds, Series 1992, 6.000%, 5/15/16 – NPFG Insured	No Opt. Call	BBB	241,577
1,470	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.750%, 8/15/38 – AMBAC Insured	8/12 at 100.00	BBB+	1,489,772
1,750	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%, 8/01/42 (Alternative Minimum Tax)	8/13 at 100.00	Aaa	1,770,143
830	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	891,578
31,375	Total Texas			22,470,883
	Virginia – 1.5%
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,004,040
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	No Opt. Call	BBB	1,005,000
2,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	1,536,520
4,000	Total Virginia			3,545,560

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.9%
$250	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.500%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aa1	$253,175
990	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,057,577
2,000	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	2,083,740
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA+	1,199,015
5,355	Total Washington			4,593,507
	West Virginia – 0.2%
500	West Virginia Hospital Finance Authority, Revenue Bonds, United Hospital Center Inc. Project, Series 2006A, 4.500%, 6/01/26 – AMBAC Insured	6/16 at 100.00	A+	505,030
	Wisconsin – 1.5%
470	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	474,738
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.500%, 8/15/17	8/13 at 100.00	A–	1,031,480
2,150	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/13 at 100.00	AA	2,220,026
3,620	Total Wisconsin			3,726,244
$339,480	Total Investments (cost $218,127,686) – 97.7%			235,114,974
	Other Assets Less Liabilities – 2.3%			5,576,411
	Net Assets – 100%			$240,691,385

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

Nuveen Investments	27

Nuveen Select Tax-Free Income Portfolio 2
NXQ	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 0.3%
$1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	BB–	$847,570
	Arizona – 2.3%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.250%, 3/01/39	No Opt. Call	A+	2,679,100
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB–	621,846
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	2,237,130
215	Sedona Wastewater Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 1998, 0.000%, 7/01/20 – NPFG Insured	No Opt. Call	BBB	156,632
5,565	Total Arizona			5,694,708
	Arkansas – 0.8%
2,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2002, 5.000%, 12/01/32 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aa2 (4)	2,064,360
	California – 13.8%
1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	977,610
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured	No Opt. Call	AA–	2,030,600
3,600	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	Aa2	1,161,468
3,325	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14 (Pre-refunded 5/01/12)	5/12 at 101.00	AA (4)	3,374,975
500	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1998A, 5.250%, 12/01/16	6/12 at 100.00	A2	501,420
1,540	California State Public Works Board, Lease Revenue Refunding Bonds, Various University of California Projects, Series 1993A, 5.500%, 6/01/14	No Opt. Call	Aa2	1,615,383
2,500	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	2,595,750
1,500	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2002B, 5.625%, 8/15/42	8/12 at 100.00	AA–	1,527,255
60	California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	4/12 at 100.00	A1	60,184
3,200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,440,672
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BB–	692,480
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	Aa2	1,590,447
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	551,097
500	Murrieta Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2001, 5.000%, 8/01/27 – NPFG Insured	8/12 at 100.00	A	507,210
1,195	Palmdale Elementary School District, Los Angeles County, California, General Obligation Bonds, Series 2003, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA–	561,710
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	639,194

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,620	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A+	$2,584,659
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	A+	1,513,908
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,473,126
	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B:
1,000	0.000%, 8/01/30 – AGM Insured	8/18 at 50.12	Aa2	356,810
1,890	0.000%, 8/01/31 – AGM Insured	8/18 at 47.14	Aa2	632,678
1,500	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	3/14 at 100.00	A2	1,587,600
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/30 – AGM Insured	No Opt. Call	Aa2	2,546,165
2,010	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,367,564
59,190	Total California			33,889,965
	Colorado – 6.9%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	553,245
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	991,710
1,975	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	2,057,930
1,085	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	1,152,585
3,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	3,226,860
2,230	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,076,888
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,100	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	BBB	2,745,840
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB	3,081,888
4,200	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB	1,185,156
27,190	Total Colorado			17,072,102
	Florida – 2.3%
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,033,350
1,500	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series 2002, 5.000%, 10/01/21 – FGIC Insured	10/12 at 100.00	AA	1,531,800
2,500	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	2,584,225
625	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/29 – FGIC Insured	7/12 at 100.00	A3	626,356
5,625	Total Florida			5,775,731
	Georgia – 0.4%
1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	1,059,060

Nuveen Investments	29

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 15.9%
$735	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	No Opt. Call	AA–	$782,797
525	Chicago Metropolitan Housing Development Corporation, Illinois, FHA-Insured Section 8 Assisted Housing Development Revenue Refunding Bonds, Series 1992, 6.800%, 7/01/17	7/12 at 100.00	AA	526,790
590	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	597,139
1,665	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	1,708,656
600	Illinois Educational Facilities Authority, Student Housing Revenue Bonds, Educational Advancement Foundation Fund, University Center Project, Series 2002, 6.000%, 5/01/22 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	608,994
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.184%, 7/01/15 (IF)	No Opt. Call	Aa1	1,157,531
200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	AA–	205,488
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%, 9/01/31 – RAAI Insured	9/15 at 100.00	Aa3	1,857,250
1,750	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	1,764,840
1,035	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	BBB+	1,060,502
2,255	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 6.250%, 7/01/22	7/12 at 100.00	AA+	2,275,160
425	Illinois Health Facilities Authority, Revenue Refunding Bonds, Rockford Health System, Series 1997, 5.000%, 8/15/21 – AMBAC Insured	8/12 at 100.00	N/R	424,970
1,000	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.750%, 7/01/30 – FGIC Insured	1/15 at 100.00	AA	1,011,760
5,700	Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%, 6/15/22	6/13 at 100.00	AAA	5,943,446
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	AAA	397,791
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,345,150
9,170	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	2,120,379
7,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.000%, 6/15/21 – NPFG Insured	6/12 at 101.00	AAA	7,117,808
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured	12/12 at 100.00	N/R	5,080,062
	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment, Series 2002B:
1,060	0.000%, 12/01/17 – RAAI Insured	No Opt. Call	N/R	877,383
1,135	0.000%, 12/01/18 – RAAI Insured	No Opt. Call	N/R	889,851
1,100	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,204,665
50,575	Total Illinois			38,958,412
	Indiana – 3.9%
1,000	Franklin Community Multi-School Building Corporation, Marion County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,103,590
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA–	709,632
825	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	No Opt. Call	AA+	858,248
670	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/12 at 100.00	BBB	670,007

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	$1,025,250
450	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – NPFG Insured	8/12 at 100.00	AA–	450,324
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 – NPFG Insured	1/15 at 100.00	AA+	798,473
3,840	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.000%, 1/15/19	No Opt. Call	N/R	4,044,941
10,135	Total Indiana			9,660,465
	Iowa – 1.1%
445	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, 4.800%, 1/01/37 (Alternative Minimum Tax)	7/16 at 100.00	Aaa	449,486
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	1,285,370
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	888,540
3,090	Total Iowa			2,623,396
	Kansas – 0.9%
795	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006, 4.875%, 7/01/36	7/16 at 100.00	A2	808,062
400	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	389,496
1,000	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.500%, 10/01/26	4/13 at 100.00	A1	1,005,940
2,195	Total Kansas			2,203,498
	Kentucky – 1.1%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	AA–	2,654,375
	Louisiana – 2.2%
2,180	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	2,303,323
3,000	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Series 2002A, 5.125%, 7/01/27 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	3,037,590
5,180	Total Louisiana			5,340,913
	Massachusetts – 2.4%
3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/13 at 100.00	BBB+	3,032,730
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.000%, 7/01/28	7/18 at 100.00	A–	524,425
1,270	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	1,388,364
820	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	899,868
5,590	Total Massachusetts			5,845,387

Nuveen Investments	31

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 4.4%
$545	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/19 – SYNCORA GTY Insured	4/13 at 100.00	BB	$487,339
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,800,625
2,450	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A	2,471,756
1,780	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004A, 4.500%, 7/01/25 – NPFG Insured	7/16 at 100.00	A2	1,802,232
2,655	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	2,681,789
245	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	253,497
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	313,240
10,425	Total Michigan			10,810,478
	Minnesota – 0.6%
1,450	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	1,459,034
	Mississippi – 0.2%
500	Mississippi Development Bank, Revenue Bonds, Mississippi Municipal Energy Agency, Mississippi Power, Series 2006A, 5.000%, 3/01/21 – SYNCORA GTY Insured	3/16 at 100.00	Baa1	523,685
	Nevada – 1.2%
1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.147%, 1/01/36 (IF)	1/20 at 100.00	Aa3	1,791,100
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	1,060,310
2,250	Total Nevada			2,851,410
	New Jersey – 1.9%
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23	7/13 at 100.00	Ba2	2,503,950
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
1,000	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,058,020
1,010	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,079,044
4,510	Total New Jersey			4,641,014
	New Mexico – 3.0%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,003,130
	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004:
555	4.625%, 1/01/25 – AGM Insured	7/14 at 100.00	AA–	572,094
660	4.625%, 7/01/25 – AGM Insured	7/14 at 100.00	AA–	680,110
2,000	4.750%, 7/01/27 – AGM Insured	7/14 at 100.00	AA–	2,057,980
3,000	4.750%, 1/01/28 – AGM Insured	7/14 at 100.00	AA–	3,080,730
7,215	Total New Mexico			7,394,044
	New York – 2.0%
1,700	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	1,732,827
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	No Opt. Call	A	536,050

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	$2,144,700
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	439,667
4,595	Total New York			4,853,244
	North Carolina – 0.5%
1,155	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, Carolinas Healthcare System, Series 2001A, 5.000%, 1/15/31	7/12 at 100.00	AA–	1,156,097
	Ohio – 2.2%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
795	5.125%, 6/01/24	6/17 at 100.00	B	635,062
2,000	5.375%, 6/01/24	6/17 at 100.00	B	1,636,680
680	5.875%, 6/01/30	6/17 at 100.00	B+	526,565
775	5.750%, 6/01/34	6/17 at 100.00	BB	576,042
2,680	5.875%, 6/01/47	6/17 at 100.00	BB	2,020,291
6,930	Total Ohio			5,394,640
	Oklahoma – 1.7%
1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	953,340
3,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	3,108,000
4,000	Total Oklahoma			4,061,340
	Pennsylvania – 0.5%
1,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 0.000%, 12/01/30	12/20 at 100.00	AA	1,337,475
	Puerto Rico – 1.8%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA–	1,078,522
1,965	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20 (Pre-refunded 12/01/13)	12/13 at 100.00	Aaa	2,113,790
15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	1,183,800
18,000	Total Puerto Rico			4,376,112
	Rhode Island – 2.4%
5,835	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB+	5,884,830
	South Carolina – 4.6%
475	College of Charleston, South Carolina, Academic and Administrative Facilities Revenue Bonds, Series 2004B, 5.125%, 4/01/30 – SYNCORA GTY Insured	4/14 at 100.00	A1	488,922
700	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/20	12/14 at 100.00	AA–	772,492
4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	4,192,320
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	2,724,800
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
500	5.250%, 8/15/20 – NPFG Insured	8/14 at 100.00	BBB	540,015
2,435	5.250%, 2/15/21 – NPFG Insured	8/14 at 100.00	BBB	2,619,841
10,610	Total South Carolina			11,338,390

Nuveen Investments	33

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.4%
$1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	AA–	$1,023,840
	Texas – 12.4%
4,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory put 5/15/17) (Alternative Minimum Tax)	5/12 at 101.00	BBB	4,050,880
250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	273,458
1,500	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	1,439,265
2,500	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Texas Children’s Hospital, Series 1995, 5.500%, 10/01/16 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	2,850,325
3,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	3,132,960
10,675	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BBB	1,528,340
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured	No Opt. Call	A2	317,946
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2002A, 5.625%, 7/01/20 (Pre-refunded 7/01/12) – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AA– (4)	2,023,700
1,400	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	No Opt. Call	BBB–	1,409,632
335	Live Oak, Texas, General Obligation Bonds, Series 2004, 5.250%, 8/01/20 – NPFG Insured	8/14 at 100.00	Aa3	354,145
2,500	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A	2,570,225
4,850	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 5.500%, 10/01/17 – RAAI Insured	10/12 at 100.00	BBB+	4,926,096
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	Aa1	1,031,960
1,425	Texas State University System, Financing Revenue Bonds, Refunding Series 2006, 5.000%, 3/15/28 – AGM Insured	No Opt. Call	Aa2	1,598,166
1,470	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.750%, 8/15/38 – AMBAC Insured	8/12 at 100.00	BBB+	1,489,772
1,560	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%, 8/01/42 (Alternative Minimum Tax)	8/13 at 100.00	Aaa	1,577,956
39,040	Total Texas			30,574,826
	Utah – 1.3%
1,435	Salt Lake City and Sandy Metropolitan Water District, Utah, Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AA+ (4)	1,581,341
5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36 – NPFG Insured	6/17 at 38.77	A1	1,636,713
6,900	Total Utah			3,218,054
	Vermont – 0.1%
190	Vermont Housing Finance Agency, Multifamily Housing Bonds, Series 1999C, 5.800%, 8/15/16 – AGM Insured	8/12 at 100.00	AA–	190,496
	Virginia – 1.1%
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	No Opt. Call	BBB	1,005,000
1,500	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	1,333,320
250	Norfolk, Virginia, Water Revenue Bonds, Series 1995, 5.750%, 11/01/13 (Pre-refunded 5/04/12) – NPFG Insured	5/12 at 100.00	Aa2 (4)	251,320
2,750	Total Virginia			2,589,640

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 0.4%
$990	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	$1,057,577
	Wisconsin – 1.3%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.500%, 8/15/18	8/13 at 100.00	A–	1,029,500
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,104,980
3,000	Total Wisconsin			3,134,480
$313,680	Total Investments (cost $230,850,871) – 98.3%			241,560,648
	Floating Rate Obligations – (0.4)%			(1,000,000)
	Other Assets Less Liabilities – 2.1%			5,223,439
	Net Assets – 100%			$245,784,087

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Select Tax-Free Income Portfolio 3
NXR	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 1.2%
$2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	BB–	$2,267,250
	California – 19.1%
12,500	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	3,102,250
2,105	Azusa Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002, 5.375%, 7/01/21 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA– (4)	2,132,744
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	BBB–	780,740
1,025	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	883,079
3,350	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14 (Pre-refunded 5/01/12)	5/12 at 101.00	AA (4)	3,400,351
2,595	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	2,667,375
1,000	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	1,191,850
345	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	No Opt. Call	BBB+	344,962
2,885	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured	No Opt. Call	A2	1,291,066
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,225,630
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
770	4.500%, 6/01/27	6/17 at 100.00	BB–	645,776
2,090	5.000%, 6/01/33	6/17 at 100.00	BB–	1,595,903
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A, 0.000%, 3/01/28 – FGIC Insured	No Opt. Call	Aa2	1,837,361
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA–	3,925,207
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	2,214,940
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	520,290
8,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/32	No Opt. Call	Aa2	2,813,680
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured	No Opt. Call	A+	1,054,068
1,005	Riverside Public Financing Authority, California, University Corridor Tax Allocation Bonds, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	BBB+	926,369
1,250	San Jose, California, Airport Revenue Bonds, Series 2004D, 5.000%, 3/01/28 – NPFG Insured	3/14 at 100.00	A2	1,323,000
72,440	Total California			35,876,641
	Colorado – 5.8%
1,540	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,462,630
400	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/34 – NPFG Insured	6/14 at 100.00	AA–	409,668
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	991,710

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	$2,083,980
920	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)	No Opt. Call	A+	977,307
3,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/24 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	3,226,860
4,360	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.99	BBB	1,745,875
13,220	Total Colorado			10,898,030
	Connecticut – 0.1%
250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%, 7/01/18 – NPFG Insured	7/12 at 100.00	BBB	251,908
	District of Columbia – 0.2%
430	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	5/12 at 100.00	A1	433,376
15	District of Columbia, General Obligation Bonds, Series 1993E, 6.000%, 6/01/13 – NPFG Insured (ETM)	6/12 at 100.00	N/R (4)	15,069
445	Total District of Columbia			448,445
	Florida – 0.6%
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	1,033,350
	Illinois – 17.6%
45	Chicago Metropolitan Housing Development Corporation, Illinois, FHA-Insured Section 8 Assisted Housing Development Revenue Refunding Bonds, Series 1992, 6.850%, 7/01/22	7/12 at 100.00	AA	45,119
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.184%, 7/01/15 (IF)	No Opt. Call	Aa1	1,157,531
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%, 9/01/31 – RAAI Insured	9/15 at 100.00	Aa3	1,857,250
750	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	BBB+	768,480
4,425	Illinois Health Facilities Authority, Remarketed Revenue Bonds, University of Chicago Project, Series 1985A, 5.500%, 8/01/20 (Pre-refunded 8/01/12)	8/12 at 102.50	Aa1 (4)	4,614,787
1,500	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)	No Opt. Call	N/R (4)	1,934,580
360	Illinois Health Facilities Authority, Revenue Bonds, Holy Family Medical Center, Series 1997, 5.125%, 8/15/17 – NPFG Insured	8/12 at 100.00	BBB	360,349
2,255	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	A–	2,362,361
880	Illinois Health Facilities Authority, Revenue Refunding Bonds, Rockford Health System, Series 1997, 5.000%, 8/15/21 – AMBAC Insured	8/12 at 100.00	N/R	879,938
2,010	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	2,062,320
5,700	Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%, 6/15/22	6/13 at 100.00	AAA	5,943,446
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured	No Opt. Call	Aa3	630,230
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	1,007,925
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	1,345,150
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	517,560
6,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.000%, 6/15/21 – NPFG Insured	6/12 at 101.00	AAA	6,100,978

Nuveen Investments	37

Nuveen Select Tax-Free Income Portfolio 3 (continued)
NXR	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	$1,423,695
38,960	Total Illinois			33,011,699
	Indiana – 6.0%
1,000	Franklin Community Multi-School Building Corporation, Marion County, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,103,590
3,500	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/12 at 100.00	BBB	3,500,035
1,570	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA–	1,714,691
2,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA+ (4)	2,025,480
2,295	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 – NPFG Insured	7/15 at 100.00	AA+	2,385,721
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured	No Opt. Call	AA–	496,440
11,365	Total Indiana			11,225,957
	Iowa – 1.8%
2,745	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	BB+	2,558,807
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	844,113
3,695	Total Iowa			3,402,920
	Kansas – 1.2%
	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
1,425	5.125%, 7/01/26	7/16 at 100.00	A2	1,484,494
700	4.875%, 7/01/36	7/16 at 100.00	A2	711,501
2,125	Total Kansas			2,195,995
	Maine – 0.0%
90	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/19 – NPFG Insured	7/12 at 100.00	Aaa	90,356
	Massachusetts – 0.5%
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	6/12 at 100.00	A–	1,001,330
	Michigan – 2.5%
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A	1,450,305
2,655	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	2,681,789
245	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	253,497
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	313,240
4,650	Total Michigan			4,698,831
	Mississippi – 0.4%
725	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	9/14 at 100.00	AA	755,733
	Nebraska – 1.9%
3,500	Nebraska Public Power District, General Revenue Bonds, Series 2002B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	A1	3,532,900

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 3.0%
$1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	$1,060,310
1,680	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/22 – FGIC Insured	6/12 at 100.00	A3	1,684,687
2,830	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/22 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	A3 (4)	2,855,612
5,510	Total Nevada			5,600,609
	New Hampshire – 0.2%
415	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	5/12 at 100.00	Aa3	433,385
	New Jersey – 2.4%
4,570	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A+	1,997,547
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
1,000	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,074,190
1,355	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,447,628
6,925	Total New Jersey			4,519,365
	New Mexico – 2.7%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,003,130
4,000	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 4.625%, 1/01/25 – AGM Insured	7/14 at 100.00	AA–	4,123,200
5,000	Total New Mexico			5,126,330
	New York – 0.7%
1,000	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	1,019,310
35	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18	8/12 at 100.00	AA	35,189
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	294,966
1,300	Total New York			1,349,465
	North Carolina – 2.8%
5,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A	5,176,049
	Ohio – 2.8%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,345	5.375%, 6/01/24	6/17 at 100.00	B	1,100,667
1,465	6.000%, 6/01/42	6/17 at 100.00	BBB	1,136,957
435	5.875%, 6/01/47	6/17 at 100.00	BB	327,920
3,655	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	B+	2,735,768
6,900	Total Ohio			5,301,312
	Oklahoma – 1.6%
3,000	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.000%, 2/15/24	2/14 at 100.00	A	3,080,370
	Pennsylvania – 2.3%
2,435	Dauphin County Industrial Development Authority, Pennsylvania, Water Development Revenue Refunding Bonds, Dauphin Consolidated Water Supply Company, Series 1992B, 6.700%, 6/01/17	No Opt. Call	A–	2,873,811
500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.250%, 7/15/24	7/13 at 100.00	A–	510,135

Nuveen Investments	39

Nuveen Select Tax-Free Income Portfolio 3 (continued)
NXR	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010B-2, 0.000%, 12/01/30	12/20 at 100.00	AA	$891,650
3,935	Total Pennsylvania			4,275,596
	Puerto Rico – 2.3%
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,126,350
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
1,170	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	Aa2	239,686
12,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	2,323,320
9,015	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	711,464
23,185	Total Puerto Rico			4,400,820
	Rhode Island – 0.6%
1,150	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	A3	1,147,551
	South Carolina – 3.1%
1,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	1,634,880
1,500	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/20 – NPFG Insured	8/14 at 100.00	BBB	1,620,045
520	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	537,696
1,980	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	1,988,910
5,500	Total South Carolina			5,781,531
	South Dakota – 1.1%
1,010	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2002, 5.125%, 7/01/27 – AMBAC Insured	7/12 at 101.00	A+	1,022,302
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	AA–	1,023,840
2,010	Total South Dakota			2,046,142
	Texas – 8.3%
250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	273,458
1,500	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	1,439,265
2,500	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	2,610,800
1,525	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BBB	306,739
1,010	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004-A3, 0.000%, 11/15/32 – NPFG Insured	11/24 at 62.71	BBB	266,246
4,045	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	BBB	769,683
3,000	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2002B, 5.500%, 7/01/18 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA– (4)	3,040,500
290	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA–	280,810
4,750	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 5.500%, 10/01/17 – RAAI Insured	10/12 at 100.00	BBB+	4,824,527
1,750	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%, 8/01/42 (Alternative Minimum Tax)	8/13 at 100.00	Aaa	1,770,143
20,620	Total Texas			15,582,171

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.9%
$5,465	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/36	6/17 at 38.77	A1	$1,636,713
	Virginia – 0.5%
1,000	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	No Opt. Call	BBB	1,005,000
	Washington – 0.6%
990	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	1,057,577
	Wisconsin – 1.2%
2,145	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/13 at 100.00	AA	2,214,863
$256,190	Total Investments (cost $169,780,577) – 96.0%			180,426,194
	Other Assets Less Liabilities – 4.0%			7,583,755
	Net Assets – 100%			$188,009,949

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen California Select Tax-Free Income Portfolio
NXC	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.3%
$150	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	$144,902
1,015	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23	6/12 at 100.00	A3	1,020,786
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
385	5.125%, 6/01/47	6/17 at 100.00	BB–	266,605
1,065	5.750%, 6/01/47	6/17 at 100.00	BB–	818,197
2,595	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB–	1,830,513
5,210	Total Consumer Staples			4,081,003
	Education and Civic Organizations – 5.0%
3,000	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2008A, 5.625%, 4/01/37	4/18 at 100.00	Aa3	3,350,190
45	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	45,671
1,000	California Educational Facilities Authority, Revenue Bonds, University of San Diego, Series 2002A, 5.500%, 10/01/32	10/12 at 100.00	A2	1,017,310
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
35	5.000%, 11/01/21	11/15 at 100.00	A2	37,368
45	5.000%, 11/01/25	11/15 at 100.00	A2	47,212
250	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	264,613
4,375	Total Education and Civic Organizations			4,762,364
	Health Care – 12.6%
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A+	243,523
2,550	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	2,666,051
1,500	California Statewide Community Development Authority, Hospital Revenue Bonds, Monterey Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 – AGM Insured	6/13 at 100.00	AA–	1,566,585
1,500	California Statewide Community Development Authority, Insured Mortgage Hospital Revenue Bonds, Mission Community Hospital, Series 2001, 5.375%, 11/01/26	5/12 at 100.00	A–	1,501,335
545	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	592,775
1,880	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Orthopaedic Hospital Foundation, Series 2000, 5.500%, 6/01/17 – AMBAC Insured	6/12 at 100.00	A–	1,883,610
540	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	611,566
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,135,277
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	775,927
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	903,208
11,320	Total Health Care			11,879,857

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.8%
$375	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$399,915
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	397,457
770	Total Housing/Multifamily			797,372
	Housing/Single Family – 0.1%
65	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	65,045
	Industrials – 1.2%
1,015	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	1,139,053
	Long-Term Care – 1.6%
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Insured Senior Living Revenue Bonds, Odd Fellows Home of California, Series 2003A, 5.200%, 11/15/22	11/12 at 100.00	A–	1,511,955
	Tax Obligation/General – 36.4%
750	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/23	2/14 at 100.00	A1	794,205
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A1	1,813,334
2,500	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	2,636,325
6,225	Escondido Union High School District, San Diego County, California, General Obligation Refunding Bonds, Series 2009B, 0.000%, 8/01/36 – AGC Insured	No Opt. Call	Aa2	1,665,748
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
4,650	0.000%, 8/01/16 – NPFG Insured	No Opt. Call	BBB	4,023,736
1,750	0.000%, 2/01/17 – NPFG Insured	No Opt. Call	BBB	1,458,118
2,375	0.000%, 8/01/17 – NPFG Insured	No Opt. Call	BBB	1,933,868
2,345	0.000%, 2/01/18 – NPFG Insured	No Opt. Call	BBB	1,847,368
	Mountain View-Los Altos Union High School District, Santa Clara County, California, General Obligation Capital Appreciation Bonds, Series 1997C:
1,015	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa1	888,957
1,080	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa1	917,460
5,500	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011B, 0.000%, 8/01/46	No Opt. Call	Aa2	805,970
100	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA+	108,700
3,220	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	AA	3,526,929
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	Aa2	1,381,633
1,500	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 – AGM Insured	7/13 at 101.00	Aa2	1,601,115
26,655	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/46	No Opt. Call	Aa2	3,927,080
2,565	Sunnyvale School District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 – AGM Insured	9/15 at 100.00	AA	2,843,379
4,250	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011B, 0.000%, 8/01/38 – AGM Insured	8/31 at 100.00	AA–	2,183,140
76,205	Total Tax Obligation/General			34,357,065

Nuveen Investments	43

Nuveen California Select Tax-Free Income Portfolio (continued)
NXC	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 20.4%
$1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	N/R	$876,900
3,070	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Calipatria State Prison, Series 1991A, 6.500%, 9/01/17 – NPFG Insured	No Opt. Call	A2	3,425,474
1,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/23	6/14 at 100.00	A2	1,065,330
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	1,734,255
120	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	122,106
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	339,602
135	National City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, National City Redevelopment Project Area, Series 2011 6.500%, 8/01/24	8/21 at 100.00	A–	155,220
1,000	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured	10/15 at 100.00	A	1,009,100
270	Fontana, California, Redevelopment Agency, Jurupta Hills Redevelopment Project, Tax Allocation Refunding Bonds, Series 1997A, 5.500%, 10/01/27	4/12 at 100.00	A–	270,759
250	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	246,435
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
55	5.000%, 9/01/26	9/16 at 100.00	N/R	55,890
130	5.125%, 9/01/36	9/16 at 100.00	N/R	129,904
215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	216,367
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	55,949
1,300	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A, 5.625%, 8/15/34	8/12 at 101.00	N/R	1,310,673
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
50	6.000%, 9/01/33	No Opt. Call	N/R	51,593
100	6.125%, 9/01/41	No Opt. Call	N/R	103,143
415	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	426,118
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	170,155
105	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	101,138
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupta Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	32,591
130	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	132,062
605	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A1	690,124
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	27,845

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
$25	7.000%, 8/01/33	2/21 at 100.00	BBB	$28,078
30	7.000%, 8/01/41	2/21 at 100.00	BBB	33,313
615	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	604,391
3,000	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/21 – NPFG Insured	6/15 at 100.00	AA	3,371,610
1,000	Santa Clara County Board of Education, California, Certificates of Participation, Series 2002, 5.000%, 4/01/25 – NPFG Insured	4/13 at 100.00	BBB	1,001,550
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	42,751
1,000	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	N/R	969,980
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	394,589
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	76,515
18,215	Total Tax Obligation/Limited			19,271,510
	Transportation – 1.1%
1,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	7/12 at 100.00	BBB–	1,055,252
	U.S. Guaranteed – 6.4% (4)
800	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/27 (Pre-refunded 2/01/14)	2/14 at 100.00	AAA	869,976
750	California Statewide Communities Development Authority, Student Housing Revenue Bonds, EAH-East Campus Apartments, LLC-UC Irvine Project, Series 2002A, 5.500%, 8/01/22 (Pre-refunded 8/01/12) – ACA Insured	8/12 at 100.00	N/R (4)	763,455
1,000	Fremont Unified School District, Alameda County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 101.00	Aa2 (4)	1,026,260
2,000	North Orange County Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/22 (Pre-refunded 8/01/12) – NPFG Insured	8/12 at 101.00	AA (4)	2,052,380
1,000	Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%, 11/01/20 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A+ (4)	1,029,730
225	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	272,725
5,775	Total U.S. Guaranteed			6,014,526
	Utilities – 6.5%
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.500%, 11/01/41	11/20 at 100.00	AA–	1,108,450
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	705,056
200	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	210,822
7,600	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23	9/16 at 64.56	A	3,911,947
215	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	208,939
9,660	Total Utilities			6,145,214

Nuveen Investments	45

Nuveen California Select Tax-Free Income Portfolio (continued)
NXC	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 2.4%
$150	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	$155,021
250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	275,073
825	South Feather Water and Power Agency, California, Water Revenue Certificates of Participation, Solar Photovoltaic Project, Series 2003, 5.375%, 4/01/24	4/13 at 100.00	A	834,257
1,000	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.625%, 7/01/43	7/13 at 100.00	A+	1,007,170
2,225	Total Water and Sewer			2,271,521
$137,485	Total Investments (cost $85,760,780) – 98.8%			93,351,737
	Floating Rate Obligations – (1.6)%			(1,540,000)
	Other Assets Less Liabilities – 2.8%			2,635,328
	Net Assets – 100%			$94,447,065

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen New York Select Tax-Free Income Portfolio
NXN	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.2%
$100	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	$100,148
	Consumer Staples – 1.5%
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
365	4.750%, 6/01/22	6/16 at 100.00	BBB+	363,522
540	5.000%, 6/01/26	6/16 at 100.00	BBB–	505,543
905	Total Consumer Staples			869,065
	Education and Civic Organizations – 13.9%
100	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	102,851
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BBB–	146,697
280	Buffalo and Erie County, New York, Industrial Land Development Corporation Tax-Exempt Revenue Bonds (Enterprise Charter School Project), Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BBB	313,866
30	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	30,363
430	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	427,351
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	1,083,290
785	Dormitory Authority of the State of New York, Insured Revenue Bonds, Iona College, Series 2002, 5.000%, 7/01/22 – SYNCORA GTY Insured	7/12 at 100.00	BBB	788,509
50	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	54,444
120	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	129,877
815	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	830,803
100	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	103,486
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	Aa3	2,154,080
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	102,779
500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2002, 5.250%, 8/01/21	8/12 at 100.00	A–	500,850
430	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	389,399
590	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	565,368
165	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	8/12 at 100.00	BBB–	165,101
65	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	67,080
7,725	Total Education and Civic Organizations			7,956,194
	Financials – 0.9%
435	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A1	490,950

Nuveen Investments	47

Nuveen New York Select Tax-Free Income Portfolio (continued)
NXN	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 13.8%
$450	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	$488,525
500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	522,325
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	107,217
125	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.250%, 12/01/37	12/18 at 100.00	Ba1	130,766
950	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	Aa2	998,707
385	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	417,144
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A3	839,115
1,680	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/17 – AMBAC Insured	7/12 at 100.00	Baa1	1,690,702
1,195	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001B, 5.250%, 7/01/17 – AMBAC Insured	7/12 at 100.00	Baa1	1,202,612
500	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	506,380
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
100	5.250%, 2/01/27	No Opt. Call	BBB–	100,014
90	5.500%, 2/01/32	No Opt. Call	BBB–	90,581
750	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	775,043
7,575	Total Health Care			7,869,131
	Housing/Multifamily – 5.7%
1,700	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 – AMBAC Insured	8/12 at 101.00	N/R	1,718,343
1,000	New Hartford-Sunset Woods Funding Corporation, New York, FHA-Insured Mortgage Revenue Bonds, Sunset Woods Apartments II Project, Series 2002, 5.350%, 2/01/20	8/12 at 101.00	AA+	1,017,340
250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	256,085
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	281,300
3,225	Total Housing/Multifamily			3,273,068
	Housing/Single Family – 4.3%
2,480	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-First Series A, 5.300%, 10/01/31 (Alternative Minimum Tax)	10/12 at 100.00	Aaa	2,481,389
	Long-Term Care – 7.9%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	85,483
50	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	38,172
2,000	East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Refunding Bonds, Jewish Home of Rochester, Series 2002, 4.625%, 2/15/17	8/12 at 101.00	AAA	2,042,860
1,000	East Rochester Housing Authority, New York, Revenue Bonds, GNMA/FHA-Secured Revenue Bonds, St. Mary’s Residence Project, Series 2002A, 5.375%, 12/20/22	12/12 at 103.00	N/R	1,044,500

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$980	New York City Industrial Development Agency, New York, GNMA Collateralized Mortgage Revenue Bonds, Eger Harbor House Inc., Series 2002A, 4.950%, 11/20/32	11/12 at 101.00	AA+	$1,014,016
25	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	7/16 at 100.00	N/R	23,864
275	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18	7/16 at 101.00	N/R	262,501
4,430	Total Long-Term Care			4,511,396
	Materials – 0.2%
90	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	91,810
	Tax Obligation/General – 6.1%
1,260	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	1,451,545
10	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	AA	11,042
200	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	223,034
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25	6/16 at 100.00	AA	1,131,190
600	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA–	651,492
3,070	Total Tax Obligation/General			3,468,303
	Tax Obligation/Limited – 27.9%
600	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.000%, 11/01/23	11/13 at 100.00	AAA	639,120
500	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured	5/14 at 100.00	AA–	543,100
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	2,240,960
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,535,400
500	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	505,640
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
250	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	273,480
200	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	218,468
1,225	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	1,336,561
600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	651,066
195	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	2/13 at 100.00	AAA	201,823
550	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	613,393
535	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender Option Bond Trust 3545, 13.692%, 5/01/32 (IF)	5/19 at 100.00	AAA	676,925
775	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	882,934
250	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA	270,560
425	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	470,662
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB)	No Opt. Call	AA	715,800

Nuveen Investments	49

Nuveen New York Select Tax-Free Income Portfolio (continued)
NXN	Portfolio of Investments
March 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$1,000	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	$1,053,310
250	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	263,388
500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	528,230
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2011A, 5.000%, 3/15/29	No Opt. Call	AAA	1,145,340
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.648%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,203,930
14,425	Total Tax Obligation/Limited			15,970,090
	Transportation – 3.1%
500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	570,060
250	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	265,180
100	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	110,113
105	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	111,288
120	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, Trust 2920, 17.142%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	Aa2	157,786
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/15 at 100.00	BBB–	313,006
215	6.000%, 12/01/36	12/20 at 100.00	BBB–	241,286
1,580	Total Transportation			1,768,719
	U.S. Guaranteed – 4.6% (5)
760	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	880,749
670	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	709,476
230	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32 (Pre-refunded 7/01/12)	7/12 at 101.00	N/R (5)	235,697
475	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aaa	494,043
290	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (5)	323,176
2,425	Total U.S. Guaranteed			2,643,141
	Utilities – 3.1%
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
570	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	622,075
430	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	463,067
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A	426,907
250	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	5/12 at 101.00	Baa2	252,802
1,650	Total Utilities			1,764,851

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 5.9%
$275	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.645%, 6/15/32 (IF)	6/18 at 100.00	AA+	$356,455
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Loan, Series 2002B:
1,000	5.250%, 6/15/19	6/12 at 100.00	AAA	1,010,288
2,000	5.000%, 6/15/27	6/12 at 100.00	AAA	2,017,639
3,275	Total Water and Sewer			3,384,382
$53,390	Total Investments (cost $53,612,594) – 99.1%			56,642,637
	Floating Rate Obligations – (1.8)%			(1,005,000)
	Other Assets Less Liabilities – 2.7%			1,532,506
	Net Assets – 100%			$57,170,143

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	51

Statement of
Assets & Liabilities
March 31, 2012

	Select		Select		Select		California		New York
	Tax-Free		Tax-Free 2		Tax-Free 3		Select Tax-Free		Select Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Assets
Investments, at value (cost $218,127,686, $230,850,871, $169,780,577, $85,760,780 and $53,612,594, respectively)	$235,114,974		$241,560,648		$180,426,194		$93,351,737		$56,642,637
Cash	2,380,266		2,979,288		3,652,908		974,560		990,311
Receivables:
Interest	2,918,609		3,267,606		2,275,201		1,032,851		795,977
Investments sold	1,320,205		5,072		2,534,115		1,034,063		—
Other assets	54,757		57,205		43,654		24,825		17,903
Total assets	241,788,811		247,869,819		188,932,072		96,418,036		58,446,828
Liabilities
Floating rate obligations	—		1,000,000		—		1,540,000		1,005,000
Payables:
Dividends	904,426		874,679		676,048		335,610		201,167
Investments purchased	—		—		80,683		—		—
Accrued expenses:
Management fees	44,348		55,661		42,881		21,846		13,241
Other	148,652		155,392		122,511		73,515		57,277
Total liabilities	1,097,426		2,085,732		922,123		1,970,971		1,276,685
Net assets	$240,691,385		$245,784,087		$188,009,949		$94,447,065		$57,170,143
Shares outstanding	16,539,330		17,700,713		13,030,174		6,267,291		3,917,199
Net asset value per share outstanding	$14.55		$13.89		$14.43		$15.07		$14.59

Net assets consist of:
Shares, $.01 par value per share	$165,393		$177,007		$130,302		$62,673		$39,172
Paid-in surplus	229,898,119		246,951,744		179,308,168		87,267,477		53,748,366
Undistributed (Over-distribution of) net investment income	1,220,790		682,226		972,368		239,192		185,169
Accumulated net realized gain (loss)	(7,580,205)		(12,736,667)		(3,046,506)		(713,234)		167,393
Net unrealized appreciation (depreciation)	16,987,288		10,709,777		10,645,617		7,590,957		3,030,043
Net assets	$240,691,385		$245,784,087		$188,009,949		$94,447,065		$57,170,143
Authorized shares	Unlimited		Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of
Operations
Year Ended March 31, 2012

	Select	Select	Select	California	New York
	Tax-Free	Tax-Free 2	Tax-Free 3	Select Tax-Free	Select Tax-Free
	(NXP )	(NXQ )	(NXR )	(NXC )	(NXN	)
Investment Income	$12,751,262	$12,550,334	$9,670,967	$4,748,329	$2,860,937
Expenses
Management fees	513,904	643,009	496,830	248,497	154,964
Shareholders’ servicing agent fees and expenses	20,612	18,662	15,860	5,408	4,782
Interest expense on floating rate obligations	—	6,677	—	8,818	4,344
Custodian’s fees and expenses	45,096	46,636	36,222	21,109	18,096
Trustees’ fees and expenses	6,744	6,888	5,321	2,699	1,755
Professional fees	53,346	71,178	9,042	28,165	28,502
Shareholders’ reports – printing and mailing expenses	42,136	5,090	84,046	40,666	45,377
Stock exchange listing fees	8,910	8,858	8,842	8,777	8,800
Investor relations expense	21,056	22,070	16,466	7,604	5,164
Other expenses	—	—	9,940	6,572	5,998
Total expenses before custodian fee credit	711,804	829,068	682,569	378,315	277,782
Custodian fee credit	(1,736)	(1,397)	(759)	(470)	(396)
Net expenses	710,068	827,671	681,810	377,845	277,386
Net investment income (loss)	12,041,194	11,722,663	8,989,157	4,370,484	2,583,551
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(7,139,651)	(10,714,709)	(2,503,311)	(403,104)	279,185
Change in net unrealized appreciation (depreciation) of investments	22,982,613	27,951,803	14,571,245	10,548,676	3,092,158
Net realized and unrealized gain (loss)	15,842,962	17,237,094	12,067,934	10,145,572	3,371,343
Net increase (decrease) in net assets from operations	$27,884,156	$28,959,757	$21,057,091	$14,516,056	$5,954,894

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of
Changes in Net Assets

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/12	3/31/11	3/31/12	3/31/11	3/31/12	3/31/11
Operations
Net investment income (loss)	$12,041,194	$11,697,973	$11,722,663	$11,371,002	$8,989,157	$8,609,571
Net realized gain (loss) from investments	(7,139,651)	378,580	(10,714,709)	124,603	(2,503,311)	7,746
Change in net unrealized appreciation (depreciation) of investments	22,982,613	(10,357,591)	27,951,803	(11,123,104)	14,571,245	(7,416,691)
Net increase (decrease) in net assets from operations	27,884,156	1,718,962	28,959,757	372,501	21,057,091	1,200,626
Distributions to Shareholders
From net investment income	(11,856,344)	(11,781,528)	(11,255,497)	(11,780,156)	(8,498,394)	(8,354,275)
From accumulated net realized gains	—	—	—	—	(560,019)	(14,320)
Decrease in net assets from distributions to shareholders	(11,856,344)	(11,781,528)	(11,255,497)	(11,780,156)	(9,058,413)	(8,368,595)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	395,626	462,007	64,229	322,937	165,224	235,146
Net increase (decrease) in net assets from capital share transactions	395,626	462,007	64,229	322,937	165,224	235,146
Net increase (decrease) in net assets	16,423,438	(9,600,559)	17,768,489	(11,084,718)	12,163,902	(6,932,823)
Net assets at the beginning of period	224,267,947	233,868,506	228,015,598	239,100,316	175,846,047	182,778,870
Net assets at the end of period	$240,691,385	$224,267,947	$245,784,087	$228,015,598	$188,009,949	$175,846,047
Undistributed (Over-distribution of) net investment income at the end of period	$1,220,790	$1,060,422	$682,226	$258,232	$972,368	$498,395

See accompanying notes to financial statements.

54	Nuveen Investments

	California Select Tax-Free (NXC)		New York Select Tax-Free (NXN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/12	3/31/11	3/31/12	3/31/11
Operations
Net investment income (loss)	$4,370,484	$4,278,502	$2,583,551	$2,504,122
Net realized gain (loss) from investments	(403,104)	321,966	279,185	(52,944)
Change in net unrealized appreciation
(depreciation) of investments	10,548,676	(3,775,747)	3,092,158	(1,410,318)
Net increase (decrease) in net assets from operations	14,516,056	824,721	5,954,894	1,040,860
Distributions to Shareholders
From net investment income	(4,268,024)	(4,174,015)	(2,498,852)	(2,395,928)
From accumulated net realized gains	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,268,024)	(4,174,015)	(2,498,852)	(2,395,928)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	8,959	53,132
Net increase (decrease) in net assets from capital share transactions	—	—	8,959	53,132
Net increase (decrease) in net assets	10,248,032	(3,349,294)	3,465,001	(1,301,936)
Net assets at the beginning of period	84,199,033	87,548,327	53,705,142	55,007,078
Net assets at the end of period	$94,447,065	$84,199,033	$57,170,143	$53,705,142
Undistributed (Over-distribution of) net investment income at the end of period	$239,192	$137,282	$185,169	$104,497

See accompanying notes to financial statements.

Nuveen Investments	55

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations				Less Distributions
				Net					Ending
	Beginning	Net		Realized/		Net			Net	Ending
	Net Asset	Investment		Unrealized		Investment	Capital		Asset	Market
	Value	Income (Loss	)	Gain (Loss )	Total	Income	Gains	Total	Value	Value
Select Tax-Free (NXP)
Year Ended 3/31:
2012	$13.58	$.73		$.96	$1.69	$(.72)	$—	$(.72)	$14.55	$14.57
2011	14.19	.71		(.61)	.10	(.71)	—	(.71)	13.58	13.25
2010	13.52	.73		.66	1.39	(.72)	—	(.72)	14.19	14.74
2009	14.30	.71		(.81)	(.10)	(.68)	—	(.68)	13.52	13.67
2008	14.72	.70		(.44)	.26	(.68)	—	(.68)	14.30	14.24

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2012	12.89	.66		.98	1.64	(.64)	—	(.64)	13.89	13.63
2011	13.53	.64		(.61)	.03	(.67)	—	(.67)	12.89	12.40
2010	12.63	.68		.89	1.57	(.67)	—	(.67)	13.53	13.81
2009	13.93	.67		(1.30)	(.63)	(.67)	—	(.67)	12.63	13.14
2008	14.60	.66		(.69)	(.03)	(.64)	—	(.64)	13.93	13.79

56	Nuveen Investments

		Ratios/Supplemental Data
Total Returns		Ratios to Average Net Assets(b)
	Based on	Ending
Based on	Net	Net			Net		Portfolio
Market	Asset	Assets			Investment		Turnover
Value (a)	Value (a)	(000)	Expenses	(c)	Income (Loss	)	Rate

15.72%	12.72%	$240,691.31%			5.18%		19%
(5.40)	.69	224,268.32			5.05		6
13.45	10.45	233,869.32			5.20		3
.89	(.65)	222,114.33			5.12		11
.61	1.83	234,494.32			4.83		4

15.32	12.97	245,784.35			4.94		20
(5.56)	.13	228,016.39			4.81		6
10.45	12.62	239,100.37			5.12		4
.24	(4.63)	222,771.39			5.08		6
2.69	(.24)	245,244.40			4.58		7

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities as follows:

Select Tax-Free (NXP)
Year Ended 3/31:
2012	—%
2011	—
2010	—
2009	—
2008	.—

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2012	—	%*
2011	—
2010	—
2009	.01
2008	.04

*	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations				Less Distributions
				Net						Ending
	Beginning	Net		Realized/		Net				Net	Ending
	Net Asset	Investment		Unrealized		Investment	Capital			Asset	Market
	Value	Income (Loss	)	Gain (Loss )	Total	Income	Gains		Total	Value	Value
Select Tax-Free 3 (NXR)
Year Ended 3/31:
2012	$13.51	$.69		$.92	$1.61	$(.65)	$(.04)		$(.69)	$14.43	$14.34
2011	14.06	.66		(.57)	.09	(.64)	—	*	(.64)	13.51	13.03
2010	13.38	.67		.65	1.32	(.64)	—	*	(.64)	14.06	14.22
2009	13.98	.66		(.62)	.04	(.64)	—		(.64)	13.38	13.57
2008	14.42	.64		(.44)	.20	(.64)	—		(.64)	13.98	13.75

California Select Tax-Free (NXC)
Year Ended 3/31:
2012	13.43	.70		1.62	2.32	(.68)	—		(.68)	15.07	14.80
2011	13.97	.68		(.55)	.13	(.67)	—		(.67)	13.43	12.59
2010	13.24	.67		.73	1.40	(.67)	—		(.67)	13.97	13.08
2009	14.09	.66		(.84)	(.18)	(.67)	—		(.67)	13.24	12.00
2008	14.73	.66		(.65)	.01	(.64)	(.01)		(.65)	14.09	14.08

58	Nuveen Investments

Ratios/Supplemental Data
Total Returns	Ratios to Average Net Assets(b)
Based on	Ending
Based on	Net	Net	Net	Portfolio
Market	Asset	Assets	Investment	Turnover
Value	(a)	Value	(a)	(000)	Expenses	(c)	Income (Loss	)	Rate

15.69%	12.23%	$188,010.38%	4.94%	16%
(3.98)	.62	175,846.37	4.75	4
9.70	10.05	182,779.38	4.81	3
3.51	.34	173,678.39	4.83	5
2.91	1.42	181,288.38	4.49	2

23.56	17.64	94,447.42	4.87	11
1.18	.83	84,199.38	4.89	8
14.71	10.71	87,548.41	4.87	4
(10.34)	(1.30)	82,953.43	4.85	12
3.68	.05	88,224.44	4.52	8

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities as follows:

Select Tax-Free 3 (NXR)
Year Ended 3/31:
2012	—%
2011	—
2010	—
2009	—
2008	.02

California Select Tax-Free (NXC)
Year Ended 3/31:
2012	.01%
2011	.01
2010	.02
2009	.02
2008	.06

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations				Less Distributions
				Net					Ending
	Beginning	Net		Realized/		Net			Net	Ending
	Net Asset	Investment		Unrealized		Investment	Capital		Asset	Market
	Value	Income (Loss	)	Gain (Loss )	Total	Income	Gains	Total	Value	Value
New York Select Tax-Free (NXN)
Year Ended 3/31:
2012	$13.71	$.66		$.86	$1.52	$(.64)	$—	$(.64)	$14.59	$14.10
2011	14.06	.64		(.38)	.26	(.61)	—	(.61)	13.71	13.06
2010	13.37	.62		.68	1.30	(.61)	—	(.61)	14.06	13.80
2009	13.79	.62		(.43)	.19	(.61)	—	(.61)	13.37	13.08
2008	14.28	.62		(.49)	.13	(.61)	(.01)	(.62)	13.79	13.79

60	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets(b)
	Based on		Ending
Based on	Net		Net			Net		Portfolio
Market	Asset		Assets			Investment		Turnover
Value (a)	Value	(a)	(000)	Expenses	(c)	Income (Loss	)	Rate

13.05%	11.25%		$57,170.50%			4.62%		19%
(1.08)	1.84		53,705.41			4.55		3
10.31	9.89		55,007.44			4.50		1
(.57)	1.47		52,268.47			4.57		1
2.06	.94		53,908.46			4.35		20

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities as follows:

New York Select Tax-Free (NXN)
Year Ended 3/31:
2012	.01%
2011	.01
2010	.02
2009	.02
2008	.03

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN) (each a “Fund” and collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the

62	Nuveen Investments

custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2012, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense on floating rate obligations” on the Statement of Operations.

Nuveen Investments	63

Notes to
Financial Statements (continued)

During the fiscal year ended March 31, 2012, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At March 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—		$2,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended March 31, 2012, were as follows:

			California		New York
	Select		Select		Select
	Tax-Free 2		Tax-Free		Tax-Free
	(NXQ	)	(NXC	)	(NXN	)
Average floating rate obligations outstanding	$1,000,000		$1,540,000		$1,005,000
Average annual interest rate and fees	.67%		.57%		.43%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended March 31, 2012.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

64	Nuveen Investments

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of March 31, 2012:

Select Tax-Free (NXP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$235,114,974	$—	$235,114,974
Select Tax-Free 2 (NXQ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$241,560,648	$—	$241,560,648
Select Tax-Free 3 (NXR)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$180,426,194	$—	$180,426,194
California Select Tax-Free (NXC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$93,351,737	$—	$93,351,737
New York Select Tax-Free (NXN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$56,642,637	$—	$56,642,637

During the fiscal year ended March 31, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended March 31, 2012.

4. Fund Shares
The Funds did not repurchase any of their outstanding shares during the fiscal years ended March 31, 2012 or March 31, 2011.

Transactions in shares were as follows:

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/12	3/31/11	3/31/12	3/31/11	3/31/12	3/31/11
Shares issued to shareholders due to reinvestment of distributions	27,913	32,336	4,774	23,798	11,716	16,661

Nuveen Investments	65

Notes to
Financial Statements (continued)

	California Select		New York Select
	Tax-Free (NXC)		Tax-Free (NXN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/12	3/31/11	3/31/12	3/31/11
Shares issued to shareholders due to reinvestment of distributions	—	—	607	3,724

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended March 31, 2012, were as follows:

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Purchases	$44,047,806	$46,454,616	$29,083,318	$10,127,956	$10,592,394
Sales and maturities	48,334,128	49,050,979	35,310,403	13,226,668	11,163,832

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Cost of investments	$217,366,271		$229,464,000		$169,368,944		$84,208,268		$52,598,770
Gross unrealized:
Appreciation	$19,224,317		$13,461,056		$12,336,881		$8,532,965		$3,174,288
Depreciation	(1,475,614)		(2,364,408)		(1,279,631)		(934,169)		(132,106)
Net unrealized appreciation (depreciation) of investments	$17,748,703		$11,096,648		$11,057,250		$7,598,796		$3,042,182

Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets at March 31, 2012, the Funds’ tax year end, as follows:

						California		New York
	Select	Select		Select		Select		Select
	Tax-Free	Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP )	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Paid-in-surplus	$(293)	$3,433		$459		$—		$—
Undistributed (Over-distribution of) net investment income	(24,482)	(43,172)		(16,790)		(550)		(4,027)
Accumulated net realized gain (loss)	24,775	39,739		16,331		550		4,027

66	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2012, the Funds’ tax year end, were as follows:

							California		New York
	Select		Select		Select		Select		Select
	Tax-Free		Tax-Free 2		Tax-Free 3		Tax-Free		Tax-Free
	(NXP	)	(NXQ	)	(NXR	)	(NXC	)	(NXN	)
Undistributed net tax-exempt income*	$1,435,740		$1,198,377		$1,277,071		$588,588		$386,521
Undistributed net ordinary income**	7,724		26,267		411		—		—
Undistributed net long-term capital gains	—		—		—		—		167,392

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2012, paid on April 2, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2012 and March 31, 2011, was designated for purposes of the dividends paid deduction as follows:

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
2012	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Distributions from net tax-exempt income***	$11,795,179	$11,308,334	$8,418,313	$4,258,623	$2,485,111
Distributions from net ordinary income **	59,504	—	60,476	—	—
Distributions from net long-term capital gains****	—	—	559,452	—	—

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
2011	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Distributions from net tax-exempt income	$11,779,604	$11,778,835	$8,353,383	$4,174,015	$2,395,738
Distributions from net ordinary income**	—	—	—	—	—
Distributions from net long-term capital gains	—	—	14,320	—	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2012, as Exempt Interest Dividends.
****
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2012.

At March 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			California
	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free
	(NXP)	(NXQ)	(NXC)
Expiration:
March 31, 2015	$260,316	$862,250	$—
March 31, 2016	—	7,597	29,942
March 31, 2017	—	400,800	107,619
March 31, 2019	—	335,742	173,121
Total	$260,316	$1,606,389	$310,682

During the Funds’ tax year ended March 31, 2012, the following Funds utilized their capital loss carryforwards as follows:

New York
	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free
	(NXP)	(NXQ)	(NXN)
Utilized capital loss carryforwards	$205,014	$455,309	$92,679

Nuveen Investments	67

Notes to
Financial Statements (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

California
Select
Tax-Free
(NXC)
Post-enactment losses:
Short-term	$—
Long-term	148,537

The Funds have elected to defer losses incurred from November 1, 2011 through March 31, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

California
	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)
Post-October capital losses	$7,319,890	$11,130,279	$3,046,588	$254,017
Late-year ordinary losses	—	—	—	—

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:
		Select Tax-Free 2 (NXQ)
		Select Tax-Free 3 (NXR)
		California Select Tax-Free (NXC)
	Select Tax-Free (NXP)	New York Select Tax-Free (NXN)
Average Daily Managed Assets*	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $125 million	.0500%	.1000%
For the next $125 million	.0375	.0875
For the next $250 million	.0250	.0750
For the next $500 million	.0125	.0625

68	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2012, the complex-level fee rate for each of these Funds was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	69

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER
	8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	231

■	JACK B. EVANS
	10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	231

■	WILLIAM C. HUNTER
	3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	231

■	DAVID J. KUNDERT
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	231

■	WILLIAM J. SCHNEIDER
	9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	231

70	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE
	12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	231

■	CAROLE E. STONE
	6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	231

■	VIRGINIA L. STRINGER
	8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	231

■	TERENCE J. TOTH
	9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
231

Interested Board Member:

■	JOHN P. AMBOIAN(2)
	6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	231

Nuveen Investments	71

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					231

■	WILLIAM ADAMS IV
	6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	131

■	CEDRIC H. ANTOSIEWICZ
	1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	131

■	MARGO L. COOK
	4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	231

■	LORNA C. FERGUSON
	10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	231

■	STEPHEN D. FOY
	5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	231

72	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	SCOTT S. GRACE
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					231

■	WALTER M. KELLY
	2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	231

■	TINA M. LAZAR
	8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	231

■	KEVIN J. MCCARTHY
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					231

Nuveen Investments	73

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME
	3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	231

(1)
Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

74	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	75

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

76	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage (see below) effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

Nuveen Investments	77

Glossary of Terms
Used in this Report (continued)

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 27 funds; 5-year, 26 funds; and 10-year, 22 funds. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

■
Lipper General and Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 8 funds; 5-year, 6 funds; and 10-year, 6 funds. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 29 funds; 5-year, 28 funds; and 10-year, 20 funds. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

78	Nuveen Investments

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Standard & Poor’s (S&P) California Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

■
Standard & Poor’s (S&P) New York Municipal Bond Index: An unleveraged, market value weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	79

Notes

80	Nuveen Investments

Notes

Nuveen Investments	81

Notes

82	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	83

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates - Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-B-0312D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Select Tax-Free Income Portfolio

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2012	$16,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
March 31, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2011	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2012	$ 0	$ 0	$ 0	$ 0
March 31, 2011	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California Select Tax-Free Income Portfolio

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Scott R. Romans	Registered Investment Company	31	$ 6.57 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.026 million
*	Assets are as of March 31, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities. As of March 31, 2012 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen California Select Tax-Free Income Portfolio	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which were state funds covering California and other western states.   Currently, he manages investments for 32 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 7, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 7, 2012